Exhibit 99.6


MBNA MASTER CREDIT CARD TRUST 1994-2

KEY PERFORMANCE FACTORS
May, 1998

Scheduled Maturity                                      12/15/99


Coupon                                                   5.8975%


Excess Protection Level
   3 Month Average   5.87%
     May, 1998   5.35%
     April, 1998   6.01%
     March, 1998   6.25%



Cash Yield                                              18.64%


Investor Charge Offs                                     5.20%


Base Rate                                                8.09%


Over 35 Day Delinquency                                  5.61%


Seller's Interest                                       26.35%


Total Payment Rate                                      11.03%


Total Principal Balance                                $4,842,601,493.71


Investor Participation Amount                          $900,000,000.00


Seller Participation Amount                            $1,275,934,827.0